UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2005

BRAINTECH, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-24911
(Commission File Number)

98-0168932
(IRS Employer Identification No.)

102-930 West 1st Street, North Vancouver, BC V7P 3N4
(Address of principal executive offices and Zip Code)

(604) 988-6440
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement. and Item 7.01 Regulation FD Disclosure

On January 18, 2005 the Registrant announced an Exclusive Channel Partnership and Licensing Agreement with ABB Inc., whereby ABB will be allowed to market TrueView™, exclusively powered by Braintech technology, to the countries of the European Economic Union and sub-license TrueView™ to their business partners on a worldwide basis.

Item 9.01 Financial Statements and Exhibits

(10) Material Contracts

10.1 Exclusive Channel Partnership and Licensing Agreement with ABB Inc. dated January 1, 2005*

*Certain parts of this document have not been disclosed and have been filed separately with the Secretary, Securities and Exchange Commission, and is subject to a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

(99) Miscellaneous

99.1 Press release issued by the Registrant on January 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINTECH, INC.

/s/ Edward White_________
By: Edward White
Chief Financial Officer and Director
Date: January 19, 2005